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Exhibit    99.4

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 4, 2012, Vycor Medical, Inc.“(Vycor” or “the Company”) acquired all of the shares of Sight Science Limited (“Sight Science”) for a total of £384,768 ($597,660). In consideration of the Share Purchase Agreement and other Transaction agreements, the Company agreed to pay the Sight Science shareholders £200,000 (US$ 310,660) cash, of which £100,000 (US$155,330) was paid at the Closing and an additional £100,000 (US$155,330) cash to be paid to the Sight Science shareholders on the one-year anniversary of the Closing.  In addition, the Sight Science shareholders received at Closing further consideration in the form of 14,350,000 restricted shares of the Company, which are the subject of lock-up agreements between the Parties, and which at Closing were valued at £184,768 (US$287,000).

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and the fiscal year ended December 31, 2010 give effect to the Company’s purchase of Sight Science. The acquisition has been accounted for as a business combination under ASC 805 and the initial purchase price was allocated to Sight Science’s assets and liabilities based on their fair values at the date of the acquisition.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as if the acquisition of Sight Science occurred on September 30, 2011. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2011 and year ended December 31, 2010 has been prepared as if the acquisition occurred on January 1, 2011 and January 1, 2011, respectively.

As required under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 805, Business Combinations, the Company commissioned an independent appraisal of the assets acquired which was finalized in March 2011. The Company determined the fair value of the assets acquired pursuant to the acquisition method as defined in ASC 805 and ASC 350, Intangibles-Goodwill and Other. Included in this valuation were assumptions concerning the cost of equity determined via the build-up method, the cost of debt and the weighted average cost of capital.  Cash flows as included in the valuation were projected based on historical operations as well as management’s projections for future results based on these historical amounts.  The trademark and patent valuations were based upon the Relief-from Royalty Method on an after tax basis.  The value of the Internally Developed Software was based upon the Multi-period Excess Earnings Method utilizing, among other factors, a discount rate based on the Weighted Average Cost of Capital.

The unaudited pro forma condensed consolidated financial statements, which have been prepared in accordance with rules prescribed by Article 11 of Regulation S-X, are provided for informational purposes only and are not necessarily indicative of the past or future results of the operations or financial position of the Company.

This information should be read in conjunction with the previously filed Current Report on Form 8-K filed with the Securities and Exchange Commission on January 10, 2012, the previously filed historical financial statements and accompanying notes of the Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 and the historical financial statements and accompanying notes of Sight Science included in this report on Form 8-K/A.

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2011

ASSETS	Vycor	Sight Science	Adjustments		Proforma Combined
Current assets:
Cash and cash equivalents	$1,833,831	25,541	$(156,250)	A	$1,703,122
Accounts receivable	113,575	1,695			115,270
Inventory	118,157				118,157
Prepaid expenses and other current assets	1,176,941				1,176,941
Total current assets	3,242,504	27,236	(156,250)		3,113,490

Fixed assets, net	671,607	6,002	365,625	A	1,043,234
Intangible and Other assets
Intangible assets, net	130,000		121,875	A	251,875
Patents, net of accumulated amortization	343,622		181,250	A	524,872
Website, net of accumulated amortization	5,165				5,165
Security deposits	8,988				8,988
	487,775		303,125		790,900
Total assets	$4,401,886	33,238	$512,500		$4,947,624

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$241,889	12,948	(9,230)	D	$245,607
Accrued interest	24,986				24,986
Accrued liabilities	658,098		45,043	B	704,041
Other Current Liabilities	101,179	37,510	(14,063)	C	124,626
Notes payable - current	318,327				318,327
Total current liabilities	1,344,479	50,458	22,650		1,417,587

Notes payable – long term	1,316,362	74,103	(74,103)	C	1,316,362
Other long term liabilities			156,250	A	156,250

Total liabilities	2,660,841	124,561	104,797		2,890,199

Shareholders’ equity (deficit):
Preferred stock	1				1
Common stock	80,616	234	1,201	A,D	82,051
Additional paid-in capital	12,461,726		287,265	A,C,D	12,748,991
Accumulated deficit	(10,803,211)	(91,874)	119,554	C,E,F	(10,775,531)
Accumulated Other Comprehensive Income	1,913	317	(317)	D	1,913
Total shareholders’ equity (deficit)	1,741,045	(91,323)	407,703		2,057,425

Total liabilities and shareholders’ equity	$4,401,886	$33,238	$512,500		$4,947,624

VYCOR MEDICAL, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Although the transaction took place on January 4, 2012 and will be recorded in Vycor's financial statements at the closing $/£ rate on January 3, 2012, for the purposes of the pro forma the adjustments and transaction are recorded at the September 30, 2011 balance sheet rate. Both rates are shown below.

A	Reflects the acquisition by Vycor of the share capital of Sight Science. The transaction took place on January 4, 2012 and comprised:
			Sep 30, 2011 rate	Jan 3, 2012 rate
	Cash at closing	£100,000	$156,250	$155,330
	Cash due on January 4, 2013	£100,000	$156,250	$155,330
	Stock consideration	£184,768	$288,700	$287,000
	Total Consideration	£384,768	$601,200	$597,660

	Reflects the ASC 805 valuation of the intangible assets acquired in the transaction:
	Trademarks and Tradenames	£78,000	$121,875	$121,157
	Patents	£116,000	$181,250	$180,183
	Developed Software	£234,000	$365,625	$363,472
	Total Fair Value of Assets Acquired	£431,886	$674,822	$670,849

	Negative Goodwill: Excess of Fair Value of Assets Acquired over Total Consideration		$73,622

B	Reflects the transaction costs incurred by Vycor in connection with the acquisition and not accrued at September 30, 2011

C

Reflects the conversion of University of Aberdeen's loan to Sight Science and certain accounts payable balances just prior to Closing, together with the payment of outstanding director's fees by the vendors at closing

	Loan	£47,426	$74,103	$73,667
	Accounts payable balances	£5,907	$9,230	$9,175
	Directors fees	£9,000	$14,063	$13,980
		£62,333	$97,395	$96,822
	This contribution to Sight Science’s capital is eliminated in adjustment D

D	Reflects the elimination of Sight Science's shareholders' equity in consolidation.

E	Reflects the effect on the net loss for the period for the acquisition, including the negative goodwill (A) and the transaction costs (B)

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	Vycor	Sight Science	Adjustments		Pro forma Combined

Revenue	518,731	55,025			573,756

Cost of revenue	93,863	2,805			96,668

Gross profit	424,868	52,220			477,088

Operating expenses
Research and development	94,960	–			94,960
Depreciation and amortization	155,381	600			155,981
Sales, General and administrative	4,002,430	85,623			4,088,053
Costs related to Acquisition of Subsidiary			45,943	F	45,943
Negative Goodwill on Acquisition of Subsidiary			(73,622)	G	(73,622)

Total operating expenses	4,252,771	86,223	(27,679)		4,311,315

Loss from operations	(3,827,903)	(34,003)	27,679		(3,834,227)

Net Interest and Other income (expense)	(92,149)	(415)			(92,564)

Net loss	$(3,920,052)	$(34,418)	$27,679		$(3,926,791)

Loss per Share
Basic and diluted	$(0.005)				$(0.005)

Weighted average number of common shares outstanding
Basic and diluted	770,330,972				784,680,972

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

F	Reflects the transaction costs incurred by Vycor in connection with the acquisition and not accrued at September 30, 2011

G	Reflects the negative goodwill generated from the excess of the Fair Value of the Assets acquired over the Consideration paid as set out in more detail in Note A

VYCOR MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

	Vycor	Sight Science	Adjustments		Pro forma Combined

Revenue	316,450	98,395			414,845

Cost of revenue	48,737	4,918			53,655

Gross profit	267,713	93,477			361,190

Operating expenses
Research and development	15,208	–			15,208
Depreciation and amortization	56,801	789			57,590
Sales, General and administrative	1,921,422	111,641			2,033,063
Costs related to Acquisition of Subsidiary			45,943	I	45,943
Negative Goodwill on Acquisition of Subsidiary			(73,622)	J	(73,622)

Total operating expenses	1,993,431	112,430	(27,679)		2,078,182

Loss from operations	(1,725,718)	(18,953)	27,679		(1,716,992)

Net Interest and Other income (expense)	(258,104)	(199)			(258,303)

Net loss	$(1,983,822)	$(19,152)	$27,679		$(1,975,295)

Loss per Share
Basic and diluted	$(0.003)				$(0.003)

Weighted average number of common shares outstanding
Basic and diluted	663,168,900				677,518,900

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The pro forma financial information above includes the audited statements of operations for Vycor and Sight Science for their respective most recent fiscal year ends; in Vycor’s case this is December 31, 2010 and in Sight Science’s case this is June 30, 2011.

Reflects the depreciation and amortization of the acquired intangible assets to the extent these were greater than the carrying value in Sight Science's financial statements

I	Reflects the transaction costs incurred by Vycor in connection with the acquisition and not accrued at September 30, 2011

J	Reflects the negative goodwill generated from the excess of the Fair Value of the Assets acquired over the Consideration paid as set out in more detail in Note A